UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2023
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A (Amendment No. 1) amends Item 5.02 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2023 to report on the compensation arrangements for Richard W. Dreiling in connection with his appointment as Executive Chairman and Chief Executive Officer of Dollar Tree, Inc. (the “Company”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 24, 2023, the Board of Directors appointed Richard W. Dreiling as Executive Chairman and Chief Executive Officer of the Company effective January 29, 2023.

In connection with his appointment, Mr. Dreiling will receive an annual base salary of $1,350,000 for his services as Executive Chairman and Chief Executive Officer. Mr. Dreiling will also be eligible for an annual cash incentive bonus under the Company’s management incentive compensation plan, based on performance criteria and other conditions as may be approved by the Board upon the recommendation of the Compensation Committee. Mr. Dreiling’s target annual cash incentive bonus is 175% of his annual base salary. In light of the grant to Mr. Dreiling in March 2022 of a stock option award upon his appointment as Executive Chairman, which was intended by the Company to be a multi-year award, Mr. Dreiling will not be eligible to receive additional long-term equity incentive awards for his service as Executive Chairman and Chief Executive Officer.

In addition, the Company and Mr. Dreiling entered into an Amendment to Executive Agreement (“Amendment”), dated January 25, 2023, which modifies the terms of the Executive Agreement between the Company and Mr. Dreiling, effective March 19, 2022, to reflect, among other things, Mr. Dreiling’s additional role as Chief Executive Officer and the compensation arrangements described above.

The foregoing summary of the Amendment is not intended to be complete and is qualified in its entirety by reference to the copy of the Amendment attached to this Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Amendment to Executive Agreement, dated January 25, 2023, by the Company and Richard W. Dreiling.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: January 27, 2023	By:	/s/ Jeffrey A. Davis
Jeffrey A. Davis
Chief Financial Officer